Exhibit 10.01
AMENDMENT NO. 1
Dated as of March 17, 2015
to
CREDIT AGREEMENT
Dated as of May 29, 2014
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of March 17, 2015 by and among Under Armour, Inc., a Maryland corporation (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of May 29, 2014 by and among the Company, the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement” and, the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to provide additional revolving commitments and an additional term loan facility under, increase the expansion feature under, and make certain amendments to, the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:
(a)    The definition of “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is amended to (i) delete the word “and” appearing between clauses (b) and (c) thereof and (ii) add “and (d) with respect to the 2015 Term Loans, a percentage equal to a fraction the numerator of which is such Lender’s outstanding principal amount of the 2015 Term Loans and the denominator of which is the aggregate outstanding principal amount of the 2015 Term Loans of all 2015 Term Lenders” as a new clause (d) thereof immediately prior to the proviso appearing therein.
(b)    The definition of “Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is amended to amend and restate the final two sentences thereof to read as “The amount of each Lender’s Revolving Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule 2.01, or in the applicable documentation pursuant to which such Lender shall have assumed its

Revolving Commitment pursuant to the terms hereof, as applicable. As of the Amendment No. 1 Effective Date, the aggregate amount of the Revolving Lenders’ Revolving Commitments is $800,000,000.”
(c)    Section 1.01 of the Credit Agreement is amended to (i) delete the definition of “COF Rate” appearing therein and (ii) add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:
“2015 Term Lender” means, as of any date of determination, each Lender having a 2015 Term Loan Commitment or that holds 2015 Term Loans.
“2015 Term Loan Commitment” means (a) as to any 2015 Term Lender, the aggregate commitment of such 2015 Term Lender to make 2015 Term Loans as set forth on Schedule 2.01 or in the most recent Assignment Agreement or other documentation contemplated hereby executed by such 2015 Term Lender and (b) as to all 2015 Term Lenders, the aggregate commitment of all 2015 Term Lenders to make 2015 Term Loans, which aggregate commitment shall be $150,000,000 on the Amendment No. 1 Effective Date. After advancing the 2015 Term Loan, each reference to a 2015 Term Lender’s 2015 Term Loan Commitment shall refer to that 2015 Term Lender’s Applicable Percentage of the 2015 Term Loans.
“2015 Term Loan Maturity Date” means May 29, 2019, as extended (in the case of each 2015 Term Lender consenting thereto) pursuant to Section 2.25.
“2015 Term Loans” means the term loans made by the 2015 Term Lenders to the Company on the Amendment No. 1 Effective Date pursuant to Section 2.01(d).
“Alternative Rate” has the meaning assigned to such term in Section 2.14(a).
“Amendment No. 1 Effective Date” means March 17, 2015.
“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Initial Term Loans, Delayed Draw Term Loans, 2015 Term Loans or Swingline Loans.
“Commitment” means, with respect to each Lender, the sum of such Lender’s Revolving Commitment, Initial Term Loan Commitment, Delayed Draw Term Loan Commitment and 2015 Term Loan Commitment. The amount of each Lender’s Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule 2.01, or in the Assignment and Assumption or other documentation contemplated hereby pursuant to which such Lender shall have assumed its Commitment, as applicable.
“Maturity Date” means the Revolving Credit Maturity Date, the Delayed Draw Term Loan Maturity Date, the Initial Term Loan Maturity Date or the 2015 Term Loan Maturity Date, as the case may be.
“Term Lender” means any Initial Term Lender, Delayed Draw Term Lender or 2015 Term Lender.
“Term Loans” means the Initial Term Loans, the Delayed Draw Term Loans and the 2015 Term Loans.

(d)    Section 2.01 of the Credit Agreement is amended to (i) delete the word “and” appearing between clauses (b) and (c) thereof and replace such word with a comma, (ii) add “and (d) each 2015 Term Lender with a 2015 Term Loan Commitment (severally and not jointly) agrees to make a 2015 Term Loan to the Company in Dollars on the Amendment No. 1 Effective Date, in an amount equal to such Lender’s 2015 Term Loan Commitment by making immediately available funds available to the Administrative Agent’s designated account, not later than the time specified by the Administrative Agent” as a new clause (d) thereof immediately following clause (c) thereof and (iii) add the following as two new sentences to the end thereof:
The aggregate outstanding principal amount of the Initial Term Loans as of the Amendment No. 1 Effective Date is $138,750,000.00 and the aggregate outstanding principal amount of the Delayed Draw Term Loans as of the Amendment No. 1 Effective Date is $97,500,000.00. Each Term Lender’s respective portion of the Initial Term Loans and the Delayed Draw Term Loans on the Amendment No. 1 Effective Date is set forth on Schedule 2.01.
(e)    Section 2.03 of the Credit is amended to delete the phrase “or a Delayed Draw Term Loan Borrowing” appearing in clause (iv) thereof and replace such phrase with “, a Delayed Draw Term Loan Borrowing or a 2015 Term Loan Borrowing”.
(f)    Section 2.09(a) of the Credit Agreement is amended to (i) change clause (iii) thereof to a new clause (iv) thereof and (ii) add “, (iii) the 2015 Term Loan Commitments shall terminate at 3:00 p.m. (New York City time) on the Amendment No. 1 Effective Date and” as a new clause (iii) thereof.
(g)    Section 2.10(a) of the Credit Agreement is amended to (i) delete the word “and” appearing at the end of clause (i) of the second sentence thereof and replace such word with a comma, (ii) add “and (iii) the 2015 Term Loans in equal installments of $3,750,000 on the last day of each June, September, December and March ending on or after June 30, 2015,” as a new clause (iii) of the second sentence thereof and (iii) delete the phrase “and unpaid Delayed Draw Term Loans” appearing therein and replace such phrase with “, unpaid Delayed Draw Term Loans and unpaid 2015 Term Loans”.
(h)    Section 2.14 of the Credit Agreement is amended to (i) to amend and restate clause (ii) of the second proviso to Section 2.14(a) to read as “and (ii) if such Borrowing shall be requested in any Foreign Currency, the LIBO Rate shall be equal to the rate determined by the Administrative Agent in its reasonable discretion after consultation with the Company and consented to in writing by the Required Lenders (the “Alternative Rate”); provided, however, that until such time as the Alternative Rate shall be determined and so consented to by the Required Lenders, Borrowings shall not be available in such Foreign Currency” and (ii) delete the reference to “COF Rate” appearing in clause (iii) of the final paragraph thereof and to replace such reference with “Alternative Rate”.
(i)    Section 2.17 of the Credit Agreement is amended to add the following as a new clause (i) thereof:
(i)    FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 1 Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(j)    Section 2.20 of the Credit Agreement is amended to delete the amount

“$150,000,000” appearing therein and replace such amount with “$300,000,000”.
(k)    Section 2.25 of the Credit Agreement is amended to (i) delete the phrase “or Delayed Draw Term Loan Maturity Date” appearing in clause (a) thereof and replace such phrase with “, Delayed Draw Term Loan Maturity Date or 2015 Term Loan Maturity Date”, (ii) add the phrase “or as a “2015 Term Lender” (in the case of any extension of the 2015 Term Loan Maturity Date)” immediately prior to the phrase “under this Agreement” appearing in clause (d) thereof and (iii) add the phrase “or 2015 Term Loans” immediately prior to the phrase “, as the case may be” appearing in clause (d) thereof.
(l)    Section 6.03(a) of the Credit Agreement is amended and restated in its entirety as follows:
(a) The Company will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Subsidiary may merge into the Company in a transaction in which the Company is the surviving corporation, (ii) any Subsidiary (including a Subsidiary Guarantor) may merge into any other Subsidiary in a transaction in which the surviving entity is a Subsidiary (provided that, in the case of a merger of a Subsidiary that is not a Foreign Subsidiary Borrower into a Foreign Subsidiary Borrower in which the surviving Subsidiary is not the Foreign Subsidiary Borrower, the surviving Subsidiary may become a Foreign Subsidiary Borrower hereunder so long as it is an Eligible Foreign Subsidiary that has executed and delivered to the Administrative Agent a Borrowing Subsidiary Agreement executed by such Subsidiary and the Company and satisfied the other conditions precedent set forth in Section 4.03), and (iii) any Subsidiary (other than a Foreign Subsidiary Borrower) may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and its Subsidiaries and is not materially disadvantageous to the Lenders and except that the Company or any Subsidiary may effect any acquisition permitted by Section 6.04 by means of a merger of the Person that is the subject of such acquisition with the Company or any of its Subsidiaries (provided that, in the case of a merger with the Company or a Foreign Subsidiary Borrower, the Company or such Foreign Subsidiary, as applicable, is the survivor).
(m)    Section 9.04(b)(i) of the Credit is amended to delete the phrase “written consent (such consent not to be unreasonably withheld) of” appearing therein and replace such phrase with “written consent (such consent not to be unreasonably withheld or delayed) of”.
(n)    Section 9.12 of the Credit Agreement is amended to add the phrase “and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry” at the end of the definition of “Information” set forth therein.
(o)    Schedule 2.01 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.01 attached hereto.
2.    2015 Term Lenders; New Lenders.
(a)    Each Lender holding a 2015 Term Loan Commitment (as defined in the Amended Credit Agreement) that, on or prior to the requisite time on the date hereof, has executed and delivered to the Administrative Agent (or its counsel) a counterpart of this Amendment pursuant to Section 3 of this Amendment agrees to become, and does hereby become, a 2015 Term Lender under and as defined in the Amended Credit Agreement and agrees to be bound by such Amended Credit Agreement as of the Amendment No. 1 Effective Date.
(b)    Each of the undersigned financial institutions that is not a party to the Credit Agreement prior to the effective date of this Amendment (each, an “New Lender”) agrees to be bound by such Amended Credit Agreement as of the Amendment No. 1 Effective Date and agrees that it shall, on the Amendment No. 1 Effective Date, become a Lender for all purposes of the Credit Agreement, with Commitments and outstanding Loans as set forth on Schedule 2.01 attached hereto.
(c)    Each undersigned New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and by the Amended Credit Agreement and to become a Lender under the Amended Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Amended Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) from and after the effective date of this Amendment, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Amended Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement and the other Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.
3.    Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received counterparts of (i) this Amendment duly executed by the Borrowers, the Required Lenders, each Revolving Lender increasing its Revolving Commitment pursuant to this Amendment, each 2015 Term Lender (as defined in the Amended Credit Agreement), each New Lender, the Issuing Bank, the Swingline Lender and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.
(b)    The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of (i) Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Loan Parties, and (ii) the General Counsel of the Company, each in form and substance reasonably satisfactory to the Administrative Agent and its counsel and covering such matters relating to the Loan Parties, the Loan Documents, this Amendment or the Transactions as the Administrative Agent shall reasonably request. The Company hereby requests such counsels to deliver such opinions.
(c)    The Administrative Agent shall have received (i) a certificate signed by the Chief Executive Officer, a Vice President or a Financial Officer of the Company certifying that, after giving effect to this Amendment, the Company is in compliance with the covenants contained in Section 6.07 of the Credit Agreement and (ii) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the Transactions and any other legal matters relating to such Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
(d)    The Administrative Agent shall have received, for the account of each applicable Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously disclosed to the Lenders.
(e)    The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsels for the Administrative Agent) in connection with this Amendment and the other Loan Documents, and for which invoices have been presented at least one (1) Business Day prior to the Amendment No. 1 Effective Date.
(f)    The Administrative Agent shall have administered such reallocations, sales, assignments, transfers (or other relevant actions in respect) of each Lender’s Applicable Percentage of the relevant Class of Credit Exposure under the Credit Agreement (including the New Lenders) as are necessary in order that each relevant Class of Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of such Class of Credit Exposure under the Credit Agreement as amended hereby. The Company hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in this clause (f), in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.
4.    Representations and Warranties of the Company. The Company hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, liquidation, reconstruction, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement (other than, with respect to any Loan the proceeds of which are being used to refinance maturing commercial paper issued by the Company, Sections 3.04(b) and 3.06) are true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect); provided that any such representation or warranty that by its express terms is made as of a specific date is true and correct in all material respects (or in all respects if such representation or warranty is qualified by materiality or Material Adverse Effect) as of such specific date.
5.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other loan document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a Loan Document.
6.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

UNDER ARMOUR, INC.
as a Borrower

By:	/s/ Brad Dickerson
Name:	Brad Dickerson
Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Issuing Bank, as the Swingline Lender and as Administrative Agent

By:	/s/ James A. Knight
Name:	James A. Knight
Title:	Vice President

Name of Lender:
PNC BANK, NATIONAL ASSOCIATION

By:	/s/ John E. Hehir
Name:	John E. Hehir
Title:	Senior V.P.

SUNTRUST BANK, individually as a Lender and as Co-Documentation Agent

By:	/s/ James Ford
Name:	James Ford
Title:	Managing Director

Name of Lender:
Bank of America, N.A.

By:	/s/ Mary K. Giermek
Name:	Mary K. Giermek
Title:	Senior Vice President

Name of Lender:
Wells Fargo Bank, National Association

By:	/s/ Patrick M. Moore
Name:	Patrick M. Moore
Title:	Vice President

Name of Lender:
HSBC BANK USA, N.A.

By:	/s/ John P. Treadwell, Jr.
Name:	John P. Treadwell, Jr.
Title:	Vice President, Global Relationship Manager

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Glenn A. Page
Name:	Glenn A. Page
Title:	Senior Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:	/s/ Erica S. Cariello
Name:	Erica S. Cariello
Title:	Vice President

Name of Lender:
Sumitomo Mitsui Banking Corporation.

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

Name of Lender:
Citibank, N.A.

By:	/s/ Robert J. Kane
Name:	Robert J. Kane
Title:	Vice President & Managing Director

Name of Lender:
GOLDMAN SACHS BANK USA

By:	/s/ Nicole Ferry-Lacchia
Name:	Nicole Ferry-Lacchia
Title:	Authorized Signatory

Regions Bank:

By:	/s/ Brand Hosford
Name:	Brand Hosford
Title:	Vice President

CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of May 29, 2014 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Under Armour, Inc., the Foreign Subsidiary Borrowers from time to time party thereto, the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of March 17, 2015 (the “Consent and Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.
Dated: March 17, 2015
[Signature Page Follows]

UNDER ARMOUR RETAIL, INC.

By:	/s/ Brad Dickerson
Name:	Brad Dickerson
Title:	President

SCHEDULE 2.01
COMMITMENTS

LENDER	REVOLVING COMMITMENT	OUTSTANDING INITIAL TERM LOANS AS OF AMENDMENT NO. 1 EFFECTIVE DATE	OUTSTANDING DELAYED DRAW TERM LOANS AS OF AMENDMENT NO. 1 EFFECTIVE DATE	2015 TERM LOAN COMMITMENT
JPMORGAN CHASE BANK, N.A.	$99,220,231.84	$17,208,508.95	$12,092,465.75	$18,603,793.46
PNC BANK, NATIONAL ASSOCIATION	$99,220,231.84	$17,208,508.94	$12,092,465.75	$18,603,793.47
BANK OF AMERICA, N.A.	$82,950,474.18	$14,386,722.87	$10,109,589.04	$15,553,213.91
SUNTRUST BANK	$82,950,474.18	$14,386,722.87	$10,109,589.04	$15,553,213.91
WELLS FARGO BANK, NATIONAL ASSOCIATION	$82,950,474.18	$14,386,722.87	$10,109,589.04	$15,553,213.91
HSBC BANK USA, NATIONAL ASSOCIATION	$82,950,474.18	$14,386,722.87	$10,109,589.04	$15,553,213.91
BRANCH BANKING & TRUST COMPANY	$60,695,468.91	$10,526,870.39	$7,397,260.28	$11,380,400.42
MANUFACTURERS AND TRADERS TRUST COMPANY	$47,207,586.93	$8,187,565.86	$5,753,424.66	$8,851,422.55
SUMITOMO MITSUI BANKING CORPORATION	$47,207,586.93	$8,187,565.86	$5,753,424.66	$8,851,422.55
CITIBANK, N.A.	$47,207,586.93	$8,187,565.86	$5,753,424.66	$8,851,422.55
GOLDMAN SACHS BANK USA	$33,719,704.95	$5,848,261.33	$4,109,589.04	$6,322,444.68
REGIONS BANK	$33,719,704.95	$5,848,261.33	$4,109,589.04	$6,322,444.68
AGGREGATE COMMITMENT	$800,000,000.00	$138,750,000.00	$97,500,000.00	$150,000,000.00